EXHIBIT 99.1


            M & F WORLDWIDE CORP. TO ACQUIRE JOHN H. HARLAND COMPANY CREATING LEADING STRATEGIC PARTNER TO FINANCIAL INSTITUTIONS

NEW YORK, NY AND ATLANTA, GA, December 20, 2006 - M & F Worldwide Corp. (NYSE:
MFW) and John H. Harland Company (NYSE: JH) today jointly announced that they have entered into a definitive merger agreement for M & F Worldwide to acquire Harland for $52.75 per share in cash, representing an approximate transaction value of $1.7 billion. Upon the completion of the transaction, Harland will become a wholly owned subsidiary of M & F Worldwide.

The merger is expected to close in the second half of 2007, subject to the satisfaction of customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and approval by the shareholders of Harland. M & F Worldwide expects to finance the acquisition with new borrowings and has received committed financing to complete the transaction.

The transaction has been approved by the boards of both Harland and M&F Worldwide, and Harland's board has recommended that its shareholders approve the transaction. In the event of termination of the merger agreement, termination fees are payable by M & F Worldwide and Harland under certain circumstances.

M & F Worldwide is the parent company of Clarke American, which is a strategic partner to over 3,200 financial institutions, offering its financial institution customers a wide array of comprehensive marketing services and products.

Commenting on the announcement, Chairman and CEO of M & F Worldwide Howard Gittis stated, "This acquisition will combine the firms' complementary products and services to create a more effective and efficient strategic partner to financial institutions, and also bring to M & F Worldwide two unique assets - Harland Financial Solutions and Scantron. This transaction is the right response to the increasing focus on customer acquisition and retention in the financial services industry and will greatly benefit our combined financial institution partners and their individual customers. M & F Worldwide, Clarke American and Harland have extensive experience in acquiring and integrating companies which will facilitate the realization of operational efficiencies."

Clarke American and Harland will continue to have a commitment to their respective hometowns of San Antonio and Atlanta, including contributions to community and philanthropic organizations. The combined company is anticipated to have operations in over 20 states nationwide.

"Combining the resources of Harland and Clarke American will provide significant value to customers and shareholders of both companies," said Timothy C. Tuff, chairman and CEO of Harland. "Financial institutions of all sizes will have a strategic partner that can provide a full suite of products and services designed to help them meet their business objectives."

President and CEO of Clarke American, Chuck Dawson, said, "Bringing together the impressive offerings of Clarke American and Harland will benefit the combined company's financial institution partners and the end consumer in a number of ways. This will include an increased suite of direct marketing services, delivery and anti-fraud products, contact center services and software solutions. Clarke American and Harland together will have a strategy focused on quality of service, best in class processes and security measures. Harland and Clarke American are two companies that have consistently put their customers first in their respective long histories. This transaction reflects our continued goal of meeting the strategic needs of the financial services industry."

Gleacher Partners LLC is providing the fairness opinion to M & F Worldwide's board and Skadden, Arps, Slate, Meagher & Flom LLP and Troutman Sanders LLP are serving as M & F Worldwide's legal advisors. Goldman, Sachs & Co. is serving as Harland's financial advisor and Cravath, Swaine & Moore LLP and King & Spalding LLP are serving as Harland's legal advisors.

About M & F Worldwide Corp.

M & F Worldwide has two business lines, which are operated by Mafco Worldwide and Clarke American Corp. Mafco Worldwide's business is the production of licorice products for sale to the tobacco, food, pharmaceutical and confectionery industries (which is the Company's Licorice Products segment). Clarke American's business provides direct marketing services, customer contact solutions, and checks and check-related products and services. Clarke American's Checks in the Mail division supplies checks and other financial documents directly to over 3.5 million consumers, and Clarke American's B2Direct division offers customized business kits and treasury management services to businesses.

About Harland

Harland is a leading provider of printed products and software and related services sold to the financial institution market, including banks, credit unions, thrifts, brokerage houses and financial software companies. Harland's printed products operations are conducted through Harland Printed Products which includes checks operations, direct marketing and analytical services businesses and Harland's computer checks and forms businesses. Its software operations are conducted through Harland Financial Solutions which includes core processing, retail and lending solutions as well as maintenance services to financial and other institutions. Harland's Scantron division is a leading provider of data collection and testing and assessment products sold primarily to the educational, financial institution and commercial markets.

Note with respect to M & F Worldwide:

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. M & F Worldwide's actual results may differ materially from those discussed in such forward-looking statements. In addition to factors described in M & F Worldwide's Securities and Exchange Commission filings and others (including in the risk factors set forth in the Annual Report on Form 10-K of M & F Worldwide filed with the Securities and Exchange Commission on March 15,
2006), the following factors could cause M & F Worldwide's actual results to differ materially from those expressed in any forward-looking statements made by M & F Worldwide: (a) economic, climatic or political conditions in countries in which Mafco Worldwide sources licorice root; (b) economic, regulatory or political conditions that have an impact on the worldwide tobacco industry or on the consumption of tobacco products in which licorice products are used; (c) the failure of third parties to make full and timely payment to M & F Worldwide for environmental, asbestos, tax and other matters for which M & F Worldwide is entitled to indemnification; (d) the maturity of the principal industry in which Clarke American and Harland operate and trends in the paper check industry, including a faster than anticipated decline in check usage due to increasing use of alternative payment methods and other factors; (e) consolidation among financial institutions and other adverse changes among the large clients on which Clarke American and Harland depend, resulting in decreased revenues; (f) lower than expected cash flow from operations; (g) significant increases in interest rates; (h) unfavorable foreign currency fluctuations; (i) the Company's substantial indebtedness; (j) the inability to consummate the transaction described above, and the related financings, on terms favorable to M & F Worldwide or at all; (k) the results of the review of the proposed transaction by regulatory age ncies, and any conditions imposed in connection with consummation of the merger; (l) approval of the merger by the shareholders of Harland; and (m) the inability to realize the synergies referred to above. M & F Worldwide assumes no responsibility to update the forward-looking statements contained in this release.

Note with respect to Harland:

Safe Harbor Statement

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words "believe," "expect," "anticipate," "plan," "estimate" or similar expressions. Examples of forward-looking statements in this press release include, but are not limited to, statements regarding the proposed acquisition of Harland by M & F Worldwide. These forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those contemplated by such forward-looking statements. Such risks and uncertainties include: the results of the review of the proposed merger by regulatory agencies, and any conditions imposed in connection with consummation of the merger; approval of the merger by the shareholders of Harland; satisfaction of various other conditions to the closing of the merger contemplated by the m erger agreement; and the risks described from time to time in Harland's filings with the Securities and Exchange Commission, including the risk factors identified in Harland's annual report on Form 10-K for the year ended December 31, 2005. Harland believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made and Harland undertakes no obligation to update publicly any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger and required shareholder approval, Harland will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HARLAND AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission, at its website at www.sec.gov. In addition, the documents filed by Harland with the Securities and Exchange Commission may be obtained free of charge by contacting Harland at: John H. Harland Company, Attn: Henry R. Bond, Vice President, Investor Relations, Box 105250, Atlanta, Georgia 30348; Telephone: 770-593-5697. Harland's filings with the Securities and Exchange Commission are also available on Harland's website at www.harland.net.

Participants in the Solicitation

Harland and its officers and directors may be deemed to be participants in the solicitation of proxies from Harland's shareholders with respect to the merger. Information about Harland's executive officers and directors and their ownership of Harland's shares is set forth in the proxy statement for Harland's 2006 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on March 27, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Harland and its respective executive officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the Securities and Exchange Commission.

Media Contact:

Eric O'Brien
Jackson Spalding
Tel: 404-724-2511